Natalie Hochberg – Taco Bell Corp. natalie.hochberg@yum.com Polly Desien – Edelman    polly.desien@edelman.com TACO BELL® UNVEILS BOLD BUSINESS STRATEGY FOR A RELENTLESSLY INNOVATIVE FUTURE With ambitions to double innovation, the brand is sharing exclusive insights into its plan to R.I.N.G. The Bell for winning in the years ahead TLDR: • Taco Bell announces its business growth plan, R.I.N.G The Bell: Relentlessly Innovative Next-Generation Growth. • After reaching a milestone of $1 billion in operating profit in 2024, Taco Bell launches off last year’s momentum to drive double the innovation in 2025. • Ahead of Live Más LIVE 2025, Taco Bell reveals how it aims to redefine its global brand experience across menus, service, operations and tech. • Stay up to date with Live Más LIVE 2025 on social and www.tacobell.com/livemaslive. • Investor materials can be found here. IRVINE, Calif., Mar. 4, 2025 – Following an impressive year of innovation on and off the menu, Taco Bell is giving investors and fans alike even more reason to believe in the brand’s magic for 2025. Taco Bell is sharing its business strategy via a unique investor event, Consumer Day, in partnership with parent company Yum! Brands. Ahead of the product previews coming tonight at Live Más LIVE, Taco Bell is kicking off a day of unmatched brand access by providing updates on its financial milestones, restaurant experience evolution, digital investments, international expansion efforts and menu approach. “People love our brand because we do things differently,” said Sean Tresvant, CEO of Taco Bell. “But we also mean business; we have a strong strategy that keeps our consumers and restaurant teams top of mind. The bold swings will only get bigger as we continue to chase greatness. We had an impressive year thanks to fans and team members, so we’re grounding our 2025 strategy around them.” A Delicious 2024 Despite industry-wide headwinds, Taco Bell outperformed the QSR category with a momentum- filled 2024 featuring a year of U.S. same-store sales growth in all four quarters. The company reached a milestone of $1 billion in profit for the first time ever in 2024, with over 24% restaurant level margins in company-owned stores following customer appetite for its deliciously disruptive endeavors. Technological and operational investments unlocked 32% growth in digital sales, totaling $6 billion. Menu creativity was propelled by the brand’s long-standing dedication to value and abundance, including new protein launches, box deals, flavorful sauces, fresh ingredients, nostalgic throwbacks and unexpected collabs.

The love of tacos expanded as Taco Bell opened 347 gross-new locations across 25 countries, bringing total restaurant locations to 8,757. Already a Supreme 2025 Coming off a hot 2024, Taco Bell’s outstanding performance is carrying into the first quarter, with U.S. same-store sales projected to increase 8% in Q1 2025 as crave-worthy new product offerings have helped accelerate momentum and boost traffic. But the magic is just beginning. Taco Bell will continue fueling unparalleled growth by elevating the experience across the entire business, evolving into so much more than just a quick-service restaurant brand. Taco Bell plans to continue growing operating profit, guided by a strategic plan to R.I.N.G. The Bell with all initiatives in pursuit of Relentlessly Innovative Next-Generation Growth. By 2030, the company is aiming to: • Accelerate U.S. growth by increasing annual average unit volumes from $2.2 million to $3 million. • Ignite international growth, with global footprint to expand from 1,150 locations as of 2024 to over 3,000 restaurants outside the U.S. What’s on the “Menu” for Growth With a focus on doubling innovation throughout the business, key ingredients of Taco Bell’s R.I.N.G. The Bell strategy moving forward include: • Food Innovation: Broadening and elevating the brand by exploring more categories for more occasions. o Aiming for Cantina Chicken Menu items to reach $5 billion in system sales and beverages to reach $5 billion in system sales by 2030, fueled by efforts like the drinks-focused concept Live Más Café. • Unmatched Value: Offering an even greater selection of affordable options that leave customers feeling abundantly satisfied. • Supreme Service and Experiences: Reimagining the approach to serving customers through a modernized restaurant experience, starting with a winning team culture that balances accuracy and speed with connection and meaningful interaction. • Digital Connections: Ensuring 100% of transactions are enabled by digital platforms while making Taco Bell Rewards the most loved loyalty program, so every interaction is intelligently personalized no matter how the order is placed. • Tech Advances: Streamlining each touchpoint through powerful innovations, including Byte by Yum!, a comprehensive collection of proprietary Software as a Service AI-driven products. • International Expansion: Applying the magic formula globally to increase Taco Bell’s footprint to 3,000 restaurants outside of the U.S. by 2030. The brand plans to enter nine new countries including France, Greece and South Africa, and accelerate growth in existing U.K., Spain, Australia and India markets.

Taco Bell will continue leveraging the scale and portfolio influence of parent company Yum! Brands. “Taco Bell U.S. is one of our twin growth engines,” said David Gibbs, CEO of Yum! Brands. “As we grow the world’s most iconic restaurant brands globally, we’re confident in Taco Bell’s magic formula and its ability to remain a category of one and outperform the industry.” About Taco Bell Corp. For more than 62 years, Taco Bell has brought innovative, craveable Mexican-inspired food to the masses, and was recently recognized as one of Fast Company’s World’s Most Innovative Companies, one of TIME’s Most Influential Companies, and Nation’s Restaurant News’ Brand Icon. For more information about Taco Bell, visit our website at www.TacoBell.com, our Newsroom at www.TacoBell.com/news, or check out www.TacoBell.com/popular-links. You can also stay up to date on all things Taco Bell by following us on LinkedIn, TikTok, X, Instagram, Facebook and by subscribing to our YouTube channel. About Yum! Brands Yum! Brands, Inc., based in Louisville, Kentucky, and its subsidiaries franchise or operate a system of over 61,000 restaurants in more than 155 countries and territories under the company’s concepts – Taco Bell, KFC, Pizza Hut and Habit Burger & Grill. The Company's KFC, Pizza Hut and Taco Bell brands are global leaders of the Mexican-inspired food, chicken and pizza categories, respectively. Habit Burger & Grill is a fast casual restaurant concept specializing in made-to-order chargrilled burgers, sandwiches and more. In 2024, Yum! was named to the Dow Jones Sustainability Index North America, Newsweek’s list of America’s Most Responsible Companies, USA Today’s America’s Climate Leaders and 3BL’s list of 100 Best Corporate Citizens. In 2025, the Company was recognized among TIME magazine’s list of Best Companies for Future Leaders. In addition, KFC, Taco Bell and Pizza Hut led Entrepreneur's Top Global Franchises 2024 list and were ranked in the first 25 of Entrepreneur’s 2025 Franchise 500, with Taco Bell securing the No. 1 spot in North America for the fifth consecutive year. Cautionary Statement Regarding Forward-Looking Statements Certain statements in this communication contain “forward-looking statements.” Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are based on current expectations, estimates, assumptions or projections concerning future results or events, including, without limitation, the future earnings and performance of Yum! Brands, Taco Bell or any of their businesses or restaurants. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those indicated by those statements. We cannot assure you that any of the expectations, estimates or projections expressed will be achieved. Numerous factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: the success and financial stability of our concepts' franchisees; the success of our development strategy; our global operations and related exposure to geopolitical instability; and our ability to successfully and securely implement technology initiatives. The forward- looking statements included in this communication are only made as of the date of this communication and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K) for additional detail about factors that could affect our financial and other results.